Amendment No. 2 to Shipbuilding Contract
                                   (Hull 003)

THIS AMENDMENT NO. 2 TO SHIPBUILDING CONTRACT is made as of October 28, 2005 by and between AKER PHILADELPHIA SHIPYARD, INC. (formerly Kvaerner Philadelphia Shipyard Inc.) a corporation organized under the laws of Pennsylvania, having its principal office at 2100 Kitty Hawk Avenue, Philadelphia, PA 19112 (the "BUILDER") and MATSON NAVIGATION COMPANY, INC., a corporation organization under the laws of Hawaii, having its principal office at 555 12th Street, Oakland, CA 94607 (the "BUYER").

                                 R E C I T A L S
         WHEREAS, the parties entered into that certain Shipbuilding Contract dated as of February, 14, 2005 for the purchase of one (1) CV 2600 type container vessel, designated as Builder's Hull No. 003 (the "Shipbuilding Contract"); and

         WHEREAS, the parties wish to amend the Shipbuilding Contract to reflect the change in BUILDER'S corporate name and identity.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree to amend the Shipbuilding Contract as follows:

         1. In paragraph 1, delete the word "KVAERNER" and replace it with
"AKER."
         2  Description of Vessel. Paragraph 1 of Article I is hereby amended
            ---------------------
by deleting "KPSI" in the fourth line and replacing it with "APSI."
         3. Notice Paragraph 1 of Article XIX is hereby amended by deleting "Kvaerner Philadelphia Shipyard Inc. in the Paragraph marked "TO THE BUILDER"
and replacing it with "Aker Philadelphia Shipyard, Inc."
         4. No Additional Changes Except as otherwise herein expressly provided,
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all other provisions of the Shipbuilding Contract shall remain in full force and effect.
         5. Counterparts. The Amendment may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 to Shipbuilding Contract as of the date first set forth.



                             AKER PHILADELPHIA SHIPYARD, INC.

                             By:  /s/ Jan Ivar Nielsen
                                  -----------------------------
                                  Jan Ivar Nielsen
                             Title:  Chief Financial Officer


                             MATSON NAVIGATION COMPANY, INC.

                             By:  /s/ Kevin C. O'Rourke
                                  -----------------------------
                                  Kevin C. O'Rourke
                             Title: Senior Vice President